Exhibit 99.1
FOR IMMEDIATE RELEASE
FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports Fourth Quarter and 2008 Full Year Results
4Q08 EPS of $0.36 and 2008 EPS of $1.48 Per Share
Akron, Ohio (January 27, 2009) — FirstMerit Corporation (Nasdaq: FMER) today announced fourth quarter 2008 net income of $29.1 million, or $0.36 per diluted share. This compares with $29.8 million, or $0.37 per diluted share, for the third quarter 2008 and $31.5 million, or $0.39 per diluted share, for the fourth quarter 2007. For the full year 2008, the Company reported net income of $119.5 million, or $1.48 per diluted share, compared with $123.0 million, or $1.53 per diluted share in 2007.
Returns on average common equity (“ROE”) and average assets (“ROA”) for the fourth quarter 2008 were 12.47% and 1.08%, respectively, compared with 12.73% and 1.12%, respectively, for the third quarter 2008 and 13.87% and 1.21% for the fourth quarter 2007.
“The fourth quarter and full year 2008 financial results reflect the measured steps we have taken to profitably grow our franchise and maintain the strengths of our balance sheet and integrity of our risk management processes,” said Paul G. Greig, Chairman and Chief Executive Officer of FirstMerit Corporation. “FirstMerit employees are incented to pursue organic growth opportunities and develop business relationships aligned with our highest standards of credit quality. We have also managed our business to ensure our future growth is supported with ample liquidity and capital levels in the face of uncertain challenges in today’s economy.”
Mr. Greig said, “Our bankers took advantage of growth opportunities in 2008 stemming from severe market disruption in Northeast Ohio and generated robust commercial loan growth. The 11.3% increase in average commercial loans at the end of the fourth quarter of 2008 compared with the prior year quarter was matched with 9.2% growth in our average core deposits for the same time period, highlighting our ability to execute on the super community banking model and to develop deep and profitable banking relationships with new and existing customers.”
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FirstMerit Reports Fourth Quarter 2008 EPS Results/ Page 2
Average loans during the fourth quarter of 2008 increased $83.9 million, or 1.15%, compared with the third quarter of 2008 and increased $414.7 million, or 5.97%, compared with the fourth quarter of 2007. Increases in the respective periods were due to average commercial loan growth of $104.2 million, or 2.50%, and $433.9 million, or 11.30%.
Average deposits were $7.7 billion during the fourth quarter of 2008, up $346.2 million, or 4.73%, compared with the third quarter of 2008, and an increase of $332.7 million, or 4.53%, compared with the fourth quarter of 2007. For the fourth quarter 2008, average core deposits (which are defined as checking accounts, savings accounts and money market savings products) increased $202.6 million, or 4.41%, compared with the third quarter 2008 and $403.0 million, or 9.16%, compared with the fourth quarter 2007. Core deposits represented 62.57% of total average deposits, compared with 62.76% for the third quarter 2008 and 59.92% for the fourth quarter 2007. The increase in both periods reflects success stemming from strategic retail and business marketing campaigns for core deposits within the Company’s regional banking areas.
The Company’s investment portfolio yield increased in the fourth quarter of 2008, to 5.01%, compared with 4.97% in the third quarter of 2008, and increased from 4.99% in the fourth quarter of 2007. The increased investment portfolio yields contributed to net interest margin expansion in both periods.
Net interest margin was 3.82% for the fourth quarter of 2008 compared with 3.78% for the third quarter of 2008 and 3.66% for the fourth quarter of 2007. Lower funding costs supported margin expansion over both periods.
Net interest income on a fully tax-equivalent (“FTE”) basis was $94.9 million in the fourth quarter 2008 compared with $92.7 million in the third quarter of 2008 and $87.6 million in the fourth quarter of 2007. The increases in FTE net interest income compared with those two periods resulted from expansion in the net interest margin due to decreased liability costs.
Noninterest income net of securities transactions for the fourth quarter of 2008 was $51.2 million, an increase of $4.2 million, or 8.95%, from the third quarter of 2008 and an increase of $2.4 million, or 4.85%, from the fourth quarter of 2007. In the fourth quarter of 2008 the Company recorded $5.8 million of other income from the sale of Class B Visa Inc. stock. Noninterest income, net of securities gains, as a percentage of net revenue for the fourth quarter of 2008 was 35.07% compared with 33.67% for third quarter of 2008 and 35.80% for the fourth quarter of 2007. Net revenue is defined as net interest income, on an FTE basis, plus other income, less gains from securities sales.
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FirstMerit Reports Fourth Quarter 2008 EPS Results/ Page 3
Noninterest expense for the fourth quarter of 2008 was $88.2 million, an increase of $7.6 million, or 9.47%, from the third quarter of 2008 and an increase of $4.9 million, or 5.94%, from the fourth quarter of 2007. In the fourth quarter of 2008 the Company recorded $4.0 million of other expense related to an accrual for litigation, $0.4 million in severance cost from a reduction in force during the quarter and $1.1 million related to foreclosed property. For 2008, operating expenses increased $0.4 million, or 0.12%, compared with 2007, reflecting the success of the Company’s strategy to fully rationalize costs throughout the organization. For the fourth quarter of 2008, the efficiency ratio was 60.34%, compared with 57.64% for the third quarter of 2008 and 60.85% for the fourth quarter of 2007.
Net charge-offs totaled $15.2 million, or 0.82% of average loans, in the fourth quarter of 2008 compared with $11.8 million, or 0.64% of average loans, in the third quarter 2008 and $8.9 million, or 0.51% of average loans, in the fourth quarter of 2007.
Nonperforming assets totaled $57.5 million at December 31, 2008, an increase of $14.0 million, or 32.27%, compared with September 30, 2008. Nonperforming assets at December 31, 2008 represented 0.77% of period-end loans plus other real estate compared with 0.59% at September 30, 2008.
The allowance for loan losses totaled $103.8 million at December 31, 2008, an increase of $1.8 million from September 30, 2008. At December 31, 2008, the allowance for loan losses was 1.40% of period-end loans compared with 1.38% at September 30, 2008. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.49% at December 31, 2008 compared with 1.47% at September 30, 2008. The allowance for credit losses to nonperforming loans was 211.38% at December 31, 2008, compared with 281.28% at September 30, 2008.
FirstMerit’s total assets at December 31, 2008 were $11.1 billion, an increase of $415.2 million, or 3.89%, compared with September 30, 2008 and an increase of $699.4 million, or 6.72%, compared with December 31, 2007. Investment securities increased $322.6 million, or 13.17%, and commercial loans increased $79.7 million, or 1.86%, compared with September 30, 2008. Commercial loans increased $446.3 million, or 11.42%, compared with December 31, 2007, contributing to the majority of asset growth over the prior year period.
Total deposits were $7.6 billion at December 31, 2008, an increase of $167.1 million, or 2.25%, from September 30, 2008 and an increase of $265.9 million, or 3.63%, from December 31, 2007. Core deposits totaled $4.8 billion at December 31, 2008, an increase of $225.6 million, or 4.91%, from September 30, 2008 and an increase of $310.9 million, or 6.90%, from December 31, 2007.
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FirstMerit Reports Fourth Quarter 2008 EPS Results/ Page 4
Shareholders’ equity was $937.8 million at December 31, 2008, compared with $926.1 million at September 30, 2008, and $917.0 million at December 31, 2007. The Company maintained a strong capital position as tangible common equity to assets was 7.27% at December 31, 2008, compared with 7.45% at September 30, 2008 and 7.56% at December 31, 2007. The common dividend per share paid in the fourth quarter 2008 was $0.29.
On January 9, 2009, FirstMerit completed the sale to the United States Department of the Treasury (the “Treasury”) of $125.0 million of newly issued FirstMerit non-voting preferred shares as part of the Treasury’s Troubled Assets Relief Program Capital Purchase Program (“CPP”). All of the proceeds from this sale of the Series A Preferred Shares and the Warrant by FirstMerit to the Treasury will qualify as Tier I capital for regulatory purposes. The additional capital would have increased its Tier 1 capital ratio to 11.49% at December 31, 2008, and increased its total capital ratio to 13.09% at December 31, 2008.
Fourth quarter 2008 Conference Call
FirstMerit will host an earnings conference call today at 2:00 p.m. (Eastern Time) to provide an overview of fourth quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 79853842. A replay of the conference call will be available at approximately 5:00 p.m. (Eastern Time), on January 27, 2009 through February 4, 2009, by dialing (800) 642-1687, and entering the PIN: 79853842.
About FirstMerit
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $11.1 billion as of December 31, 2008 and 160 banking offices and 182 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement: This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.
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FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights (Unaudited) (Dollars in thousands)

	Quarters
	2008	2008	2008	2008	2007
EARNINGS	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Net interest income FTE (a)	$94,855	$92,659	$88,956	$85,695	$87,647
Provision for loan losses	16,986	15,531	14,565	11,521	9,334
Other income	52,795	47,029	48,758	52,854	49,993
Other expenses	88,240	80,609	80,550	81,234	83,295
FTE adjustment (a)	1,617	1,538	1,425	1,396	1,486
Net income	29,136	29,753	29,153	31,443	31,459
Diluted EPS	0.36	0.37	0.36	0.39	0.39

PERFORMANCE RATIOS
Return on average assets (ROA)	1.08%	1.12%	1.11%	1.22%	1.21%
Return on average common equity (ROE)	12.47%	12.73%	12.31%	13.56%	13.87%
Net interest margin FTE (a)	3.82%	3.78%	3.69%	3.60%	3.66%
Efficiency ratio	60.34%	57.64%	58.38%	58.69%	60.85%
Number of full-time equivalent employees	2,575	2,614	2,679	2,676	2,688

MARKET DATA
Book value/common share	$11.58	$11.44	$11.43	$11.59	$11.39
Period-end common share mkt value	20.59	21.00	16.31	20.66	20.01
Market as a % of book	178%	184%	143%	178%	176%
Cash dividends/common share	$0.29	$0.29	$0.29	$0.29	$0.29
Common stock dividend payout ratio	80.56%	78.38%	80.56%	74.36%	74.36%
Average basic common shares	80,972	80,869	80,855	80,655	80,477
Average diluted common shares	80,981	80,896	80,898	80,722	80,595
Period end common shares	80,960	80,974	80,846	80,879	80,482
Common shares repurchased	61,329	42,429	34,380	5,426	6,066
Common stock market capitalization	$1,666,966	$1,700,454	$1,318,598	$1,670,960	$1,610,445

ASSET QUALITY
Gross charge-offs	$17,932	$14,957	$14,830	$14,669	$11,768
Net charge-offs	15,236	11,763	10,737	11,315	8,940
Allowance for loan losses	103,757	102,007	98,239	94,411	94,205
Reserve for unfunded lending commitments	6,588	6,493	7,310	7,903	7,394
Nonperforming assets (NPAs)	57,526	43,491	41,639	35,301	37,262
Net charge-offs/average loans ratio	0.82%	0.64%	0.60%	0.65%	0.51%
Allowance for loan losses/period-end loans	1.40%	1.38%	1.36%	1.33%	1.35%
Allowance for credit losses/period-end loans	1.49%	1.47%	1.46%	1.45%	1.45%
NPAs/loans and other real estate	0.77%	0.59%	0.57%	0.50%	0.53%
Allowance for loan losses/nonperforming loans	198.76%	264.45%	268.52%	318.89%	299.70%
Allowance for credit losses/nonperforming loans	211.38%	281.28%	288.50%	345.59%	323.22%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	7.27%	7.45%	7.52%	7.68%	7.56%
Average equity to assets	8.66%	8.79%	9.06%	8.98%	8.72%
Average equity to loans	12.62%	12.76%	13.34%	13.27%	12.94%
Average loans to deposits	96.01%	99.40%	97.29%	95.82%	94.71%

AVERAGE BALANCES
Assets	$10,731,029	$10,569,496	$10,520,469	$10,388,359	$10,313,707
Deposits	7,672,560	7,326,364	7,339,506	7,330,097	7,339,827
Loans	7,366,246	7,282,333	7,140,627	7,023,928	6,951,544
Earning assets	9,876,488	9,755,812	9,704,252	9,581,121	9,493,271
Shareholders’ equity	929,788	929,495	952,769	932,405	899,624

ENDING BALANCES
Assets	$11,100,026	$10,684,845	$10,564,752	$10,516,828	$10,400,666
Deposits	7,597,679	7,430,556	7,277,184	7,422,678	7,331,739
Loans	7,425,613	7,381,592	7,240,882	7,072,797	7,001,886
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	1,403	1,490	1,577	1,754	1,977
Earning assets	10,209,602	9,840,951	9,724,859	9,688,270	9,509,680
Total shareholders’ equity	937,843	926,078	924,429	937,439	916,977

NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

CONSOLIDATED BALANCE SHEETS
FIRSTMERIT CORPORATION AND SUBSIDIARIES

	December 31,
	2008	2007
	(In thousands)
ASSETS
Cash and due from banks	$178,406	$207,335
Investment securities (at market value) and federal funds sold	2,772,848	2,460,453
Loans held for sale	11,141	47,341
Loans:
Commercial loans	4,352,730	3,906,448
Mortgage loans	547,125	577,219
Installment loans	1,574,587	1,598,832
Home equity loans	733,832	691,922
Credit card loans	149,745	153,732
Leases	67,594	73,733

Total loans	7,425,613	7,001,886
Allowance for loan losses	(103,757)	(94,205)

Net loans	7,321,856	6,907,681
Premises and equipment, net	133,184	130,469
Goodwill	139,245	139,245
Other intangible assets	1,403	1,977
Accrued interest receivable and other assets	541,943	506,165

Total assets	$11,100,026	$10,400,666

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:
Demand-non-interest bearing	$1,637,534	$1,482,480
Demand-interest bearing	666,615	727,966
Savings and money market accounts	2,512,331	2,295,147
Certificates and other time deposits	2,781,199	2,826,146

Total deposits	7,597,679	7,331,739

Securities sold under agreements to repurchase	921,390	1,256,080
Wholesale borrowings	1,344,195	705,121
Accrued taxes, expenses, and other liabilities	298,919	190,749

Total liabilities	10,162,183	9,483,689

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding	—	—
Common stock, without par value: authorized 300,000,000 shares; issued 92,026,350 at December 31, 2008 and 2007	127,937	127,937
Capital surplus	94,802	100,028
Accumulated other comprehensive loss	(54,080)	(43,085)
Retained earnings	1,053,435	1,027,775
Treasury stock, at cost, 11,066,108 and 11,543,882 shares, at December 31, 2008 and 2007, respectively	(284,251)	(295,678)

Total shareholders’ equity	937,843	916,977

Total liabilities and shareholders’ equity	$11,100,026	$10,400,666

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited) (Dollars in thousands)

	Quarterly Periods
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007

ASSETS
Cash and due from banks	$192,804	$171,370	$173,044	$171,028	$175,164
Investment securities/fed funds sold	2,501,346	2,461,431	2,515,546	2,508,125	2,494,975
Loans held for sale	8,896	12,048	48,079	49,068	46,752
Loans:
Commercial loans	4,273,123	4,168,951	4,069,305	3,941,573	3,839,242
Mortgage loans	555,713	569,293	577,178	584,000	581,370
Installment loans	1,596,053	1,617,265	1,584,825	1,587,267	1,615,035
Home equity loans	722,466	709,365	692,567	686,603	696,259
Credit card loans	150,133	147,924	147,242	150,575	149,466
Leases	68,758	69,535	69,510	73,910	70,172

Total loans	7,366,246	7,282,333	7,140,627	7,023,928	6,951,544
Less allowance for loan losses	100,898	98,091	94,002	93,804	92,667

Net loans	7,265,348	7,184,242	7,046,625	6,930,124	6,858,877

Total earning assets	9,876,488	9,755,812	9,704,252	9,581,121	9,493,271

Premises and equipment, net	130,511	127,267	126,488	128,185	132,129
Accrued interest receivable and other assets	632,124	613,138	610,687	601,829	605,810

TOTAL ASSETS	$10,731,029	$10,569,496	$10,520,469	$10,388,359	$10,313,707

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,607,901	$1,545,427	$1,518,841	$1,446,889	$1,435,358
Demand-interest bearing	658,208	678,803	709,922	702,115	699,675
Savings and money market accounts	2,534,702	2,373,995	2,366,296	2,318,899	2,262,818
Certificates and other time deposits	2,871,749	2,728,139	2,744,447	2,862,194	2,941,976

Total deposits	7,672,560	7,326,364	7,339,506	7,330,097	7,339,827

Securities sold under agreements to repurchase	1,168,438	1,504,011	1,312,436	1,310,364	1,517,241
Wholesale borrowings	766,358	634,226	711,132	618,572	369,685

Total funds	9,607,356	9,464,601	9,363,074	9,259,033	9,226,753
Accrued taxes, expenses and other liabilities	193,885	175,400	204,626	196,921	187,330

Total liabilities	9,801,241	9,640,001	9,567,700	9,455,954	9,414,083

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	93,761	93,381	92,313	96,048	99,749
Accumulated other comprehensive (loss) income	(62,018)	(54,000)	(40,757)	(32,170)	(60,430)
Retained earnings	1,053,992	1,048,452	1,059,840	1,032,036	1,028,170
Treasury stock	(283,884)	(286,275)	(286,564)	(291,446)	(295,802)

Total shareholders’ equity	929,788	929,495	952,769	932,405	899,624

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,731,029	$10,569,496	$10,520,469	$10,388,359	$10,313,707

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential

FIRSTMERIT CORPORATION AND
SUBSIDIARIES	Three months ended			Year ended			Three months ended
(Dollars in thousands)	December 31, 2008			December 31, 2007			December 31, 2007
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$192,804			$178,164			$175,164
Investment securities and federal funds sold:
U.S. Treasury securities and U.S.
Government agency obligations (taxable)	1,971,257	23,984	4.84%	1,955,049	85,544	4.38%	1,977,627	22,949	4.60%
Obligations of states and political subdivisions (tax exempt)	316,220	4,804	6.04%	255,461	15,595	6.10%	276,989	4,249	6.09%
Other securities and federal funds sold	213,869	2,720	5.06%	244,749	17,127	7.00%	240,359	4,154	6.86%

Total investment securities and federal funds sold	2,501,346	31,508	5.01%	2,455,259	118,266	4.82%	2,494,975	31,352	4.99%

Loans held for sale	8,896	100	4.47%	56,036	3,050	5.44%	46,752	760	6.45%
Loans	7,366,246	105,390	5.69%	6,971,464	521,172	7.48%	6,951,544	127,343	7.27%

Total earning assets	9,876,488	136,998	5.52%	9,482,759	642,488	6.78%	9,493,271	159,455	6.66%

Allowance for loan losses	(100,898)			(92,662)			(92,667)
Other assets	762,635			750,527			737,939

Total assets	$10,731,029			$10,318,788			$10,313,707

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,607,901	—	—	$1,408,726	—	—	$1,435,358	—	—
Demand — interest bearing	658,208	370	0.22%	733,410	6,824	0.93%	699,675	1,352	0.77%
Savings and money market accounts	2,534,702	6,764	1.06%	2,266,070	54,166	2.39%	2,262,818	12,667	2.22%
Certificates and other time deposits	2,871,749	23,816	3.30%	3,045,715	146,559	4.81%	2,941,976	35,290	4.76%

Total deposits	7,672,560	30,950	1.60%	7,453,921	207,549	2.78%	7,339,827	49,309	2.67%

Securities sold under agreements to repurchase	1,168,438	3,752	1.28%	1,471,785	71,298	4.84%	1,517,241	16,994	4.44%
Wholesale borrowings	766,358	7,441	3.86%	326,460	20,601	6.31%	369,685	5,505	5.91%

Total interest bearing liabilities	7,999,455	42,143	2.10%	7,843,440	299,448	3.82%	7,791,395	71,808	3.66%

Other liabilities	193,885			191,096			187,330

Shareholders’ equity	929,788			875,526			899,624

Total liabilities and shareholders’ equity	$10,731,029			$10,318,788			$10,313,707

Net yield on earning assets	$9,876,488	94,855	3.82%	$9,482,759	343,040	3.62%	$9,493,271	87,647	3.66%

Interest rate spread			3.42%			2.96%			3.00%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
          Nonaccrual loans have been included in the average balances.

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential

FIRSTMERIT CORPORATION AND SUBSIDIARIES	Twelve months ended			Twelve months ended
(Dollars in thousands)	December 31, 2008			December 31, 2007
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$177,089			178,164
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	1,985,026	94,260	4.75%	1,955,049	85,544	4.38%
Obligations of states and political subdivisions (tax exempt)	294,724	17,910	6.08%	255,461	15,595	6.10%
Other securities and federal funds sold	216,794	11,326	5.22%	244,749	17,127	7.00%

Total investment securities and federal	2,496,544	123,496	4.95%	2,455,259	118,266	4.82%
funds sold
Loans held for sale	29,419	1,602	5.45%	56,036	3,050	5.44%
Loans	7,203,946	434,704	6.03%	6,971,464	521,172	7.48%

Total earning assets	9,729,909	559,802	5.75%	9,482,759	642,488	6.78%

Allowance for loan losses	(96,714)			(92,662)
Other assets	739,158			750,527

Total assets	$10,549,442			10,318,788

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,530,021	—	—	1,408,726	—	—
Demand — interest bearing	687,160	2,514	0.37%	733,410	6,824	0.93%
Savings and money market accounts	2,398,778	29,839	1.24%	2,266,070	54,166	2.39%
Certificates and other time deposits	2,801,623	105,853	3.78%	3,045,715	146,559	4.81%

Total deposits	7,417,582	138,206	1.86%	7,453,921	207,549	2.78%

Securities sold under agreements to repurchase	1,343,441	31,857	2.37%	1,471,785	71,298	4.84%
Wholesale borrowings	663,109	27,574	4.16%	326,460	20,601	6.31%

Total interest bearing liabilities	7,894,111	197,637	2.50%	7,843,440	299,448	3.82%

Other liabilities	189,222			191,096

Shareholders’ equity	936,088			875,526

Total liabilities and shareholders’ equity	$10,549,442			10,318,788

Net yield on earning assets	$9,729,909	362,165	3.72%	9,482,759	343,040	3.62%

Interest rate spread			3.25%			2.96%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
         Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Unaudited)	Quarters ended		Twelve months ended
(In thousands except per share data)	December 31,		December 31,
	2008	2007	2008	2007

Interest income:
Interest and fees on loans, including held for sale	$105,463	$128,078	$436,194	$524,103
Interest and dividends on investment securities and federal funds sold	29,918	29,891	117,632	112,891

Total interest income	135,381	157,969	553,826	636,994

Interest expense:
Interest on deposits:
Demand-interest bearing	370	1,352	2,514	6,824
Savings and money market accounts	6,764	12,667	29,839	54,166
Certificates and other time deposits	23,816	35,290	105,853	146,559
Interest on securities sold under agreements to repurchase	3,752	16,994	31,857	71,298
Interest on wholesale borrowings	7,441	5,505	27,574	20,601

Total interest expense	42,143	71,808	197,637	299,448

Net interest income	93,238	86,161	356,189	337,546
Provision for loan losses	16,986	9,334	58,603	30,835

Net interest income after provision for loan losses	76,252	76,827	297,586	306,711

Other income:
Trust department income	5,291	5,896	22,127	23,245
Service charges on deposits	15,450	17,067	62,862	67,374
Credit card fees	11,667	12,012	47,054	46,502
ATM and other service fees	2,613	3,055	10,894	12,621
Bank owned life insurance income	2,451	3,283	12,008	13,476
Investment services and insurance	1,949	3,121	10,503	11,241
Investment securities gains, net	1,555	1,122	2,126	1,123
Loan sales and servicing income	2,294	1,551	6,940	10,311
Gain on Visa Inc.	5,768	—	13,666	—
Other operating income	3,757	2,886	13,256	11,030

Total other income	52,795	49,993	201,436	196,923

Other expenses:
Salaries, wages, pension and employee benefits	46,991	43,087	179,463	170,457
Net occupancy expense	5,950	6,284	24,649	25,679
Equipment expense	6,139	6,239	24,137	25,401
Stationery, supplies and postage	2,458	2,388	9,372	9,436
Bankcard, loan processing and other costs	7,359	7,482	29,456	29,781
Professional services	3,261	3,588	11,695	15,865
Amortization of intangibles	87	222	573	889
Other operating expense	15,995	14,005	51,288	52,718

Total other expenses	88,240	83,295	330,633	330,226

Income before federal income tax expense	40,807	43,525	168,389	173,408
Federal income tax expense	11,671	12,066	48,904	50,381

Net income	$29,136	$31,459	$119,485	$123,027

Other comprehensive income, net of taxes
Unrealized securities’ holding gain, net of taxes	$30,296	$11,271	$10,808	$22,716
Unrealized hedging gain (loss), net of taxes	209	(340)	1,342	(1,249)
Minimum pension liability adjustment, net of taxes	(24,384)	13,065	(21,763)	15,686
Less: reclassification adjustment for securities’ gain realized in net income, net of taxes	1,011	729	1,382	730

Total other comprehensive income (loss), net of taxes	5,110	23,267	(10,995)	36,423

Comprehensive income	$34,246	$54,726	$108,490	$159,450

Net income applicable to common shares	$29,136	$31,459	$119,485	$123,027

Net income used in diluted EPS calculation	$29,136	$31,463	$119,490	$123,043

Weighted average number of common shares outstanding — basic	80,972	80,477	80,839	80,372

Weighted average number of common shares outstanding — diluted	80,981	80,595	80,876	80,510

Basic earnings per share	$0.36	$0.39	$1.48	$1.53

Diluted earnings per share	$0.36	$0.39	$1.48	$1.53

Dividend per share	$0.29	$0.29	$1.16	$1.16

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

(Unaudited)	Quarterly Results
(Dollars in thousands, except share data)	2008	2008	2008	2008	2007
	4th Q	3rd Q	2nd Q	1st Q	4th Q

Interest and fees on loans, including held for sale	$105,463	$107,927	$106,516	$116,288	$128,078
Interest and dividends — securities and federal funds sold	29,918	29,223	29,255	29,236	29,891

Total interest income	135,381	137,150	135,771	145,524	157,969

Interest on deposits:
Demand-interest bearing	370	589	591	964	1,352
Savings and money market accounts	6,764	6,932	6,500	9,643	12,667
Certificates and other time deposits	23,816	23,463	26,587	31,987	35,290
Securities sold under agreements to repurchase	3,752	8,244	8,319	11,542	16,994
Wholesale borrowings	7,441	6,801	6,243	7,089	5,505

Total interest expense	42,143	46,029	48,240	61,225	71,808

Net interest income	93,238	91,121	87,531	84,299	86,161
Provision for loan losses	16,986	15,531	14,565	11,521	9,334

Net interest income after provision for loan losses	76,252	75,590	72,966	72,778	76,827

Other income:
Trust department income	5,291	5,562	5,824	5,450	5,896
Service charges on deposits	15,450	16,648	16,028	14,736	17,067
Credit card fees	11,667	12,084	12,146	11,157	12,012
ATM and other service fees	2,613	2,717	2,770	2,794	3,055
Bank owned life insurance income	2,451	3,139	3,217	3,201	3,283
Investment services and insurance	1,949	2,899	2,790	2,865	3,121
Investment securities gains (losses), net	1,555	—	47	524	1,122
Loan sales and servicing income	2,294	1,370	1,885	1,391	1,551
Gain on Visa Inc.	5,768	—	—	7,898	—
Other operating income	3,757	2,610	4,051	2,838	2,886

Total other income	52,795	47,029	48,758	52,854	49,993

Other expenses:
Salaries, wages, pension and employee benefits	46,991	45,043	44,364	43,065	43,087
Net occupancy expense	5,950	5,741	6,204	6,754	6,284
Equipment expense	6,139	5,962	5,842	6,194	6,239
Stationery, supplies and postage	2,458	2,347	2,242	2,325	2,388
Bankcard, loan processing and other costs	7,359	7,497	7,356	7,244	7,482
Professional services	3,261	3,966	2,581	1,887	3,588
Amortization of intangibles	87	86	177	223	222
Other operating expense	15,995	9,967	11,784	13,542	14,005

Total other expenses	88,240	80,609	80,550	81,234	83,295

Income before income tax expense	40,807	42,010	41,174	44,398	43,525
Federal income taxes	11,671	12,257	12,021	12,955	12,066

Net income	$29,136	$29,753	$29,153	$31,443	$31,459

Other comprehensive income (loss), net of taxes	5,110	(7,756)	(19,858)	11,509	23,267

Comprehensive income	$34,246	$21,997	$9,295	$42,952	$54,726

Net income applicable to common shares	$29,136	$29,753	$29,153	$31,443	$31,459

Adjusted net income used in diluted EPS calculation	$29,136	$29,753	$29,154	$31,447	$31,463

Weighted-average common shares — basic	80,972	80,869	80,855	80,655	80,477

Weighted-average common shares — diluted	80,981	80,896	80,898	80,722	80,595

Basic net income per share	$0.36	$0.37	$0.36	$0.39	$0.39

Diluted net income per share	$0.36	$0.37	$0.36	$0.39	$0.39

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION

(Unaudited, except December 31, 2007 annual period which
is derived from the audited financial statements)
(Dollars in thousands, except ratios)
	Quarterly Periods					Annual Period
	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31	Dec 31
	2008	2008	2008	2008	2007	2007

Allowance for Credit Losses

Allowance for loan losses, beginning of period	$102,007	$98,239	$94,411	$94,205	$93,811	$91,342
Provision for loan losses	16,986	15,531	14,565	11,521	9,334	30,835
Charge-offs	17,932	14,957	14,830	14,669	11,768	44,148
Recoveries	2,696	3,194	4,093	3,354	2,828	16,176

Net charge-offs	15,236	11,763	10,737	11,315	8,940	27,972

Allowance for loan losses, end of period	$103,757	$102,007	$98,239	$94,411	$94,205	$94,205

Reserve for unfunded lending commitments, beginning of period	$6,493	$7,310	$7,903	$7,394	$7,409	$6,294
Provision for credit losses	95	(817)	(593)	509	(15)	1,100

Reserve for unfunded lending commitments, end of period	$6,588	$6,493	$7,310	$7,903	$7,394	$7,394

Allowance for Credit Losses	$110,345	$108,500	$105,549	$102,314	$101,599	$101,599

Ratios

Provision for loan losses as a % of average loans	0.92%	0.85%	0.82%	0.66%	0.53%	0.44%
Provision for credit losses as a % of average loans	0.01%	-0.04%	-0.03%	0.03%	0.00%	0.02%
Net charge-offs as a % of average loans	0.82%	0.64%	0.60%	0.65%	0.51%	0.40%
Allowance for loan losses as a % of period-end loans	1.40%	1.38%	1.36%	1.33%	1.35%	1.35%
Allowance for credit losses as a % of period-end loans	1.49%	1.47%	1.46%	1.45%	1.45%	1.45%
Allowance for loan losses as a % of nonperforming loans	198.76%	264.45%	268.52%	318.89%	299.70%	299.70%
Allowance for credit losses as a % of nonperforming loans	211.38%	281.28%	288.50%	345.59%	323.22%	323.22%

Asset Quality

Impaired loans:
Nonaccrual	$40,195	$29,245	$26,702	$19,777	$21,513	$21,513
Other nonperforming loans:
Nonaccrual	12,007	9,328	9,884	9,829	9,920	9,920

Total nonperforming loans	52,202	38,573	36,586	29,606	31,433	31,433

Other real estate (“ORE”)	5,324	4,918	5,053	5,695	5,829	5,829

Total nonperforming assets (“NPAs”)	$57,526	$43,491	$41,639	$35,301	$37,262	$37,262

NPAs as % of period-end loans + ORE	0.77%	0.59%	0.57%	0.50%	0.53%	0.53%

Past due 90 days or more & accruing interest	$23,928	$16,241	$10,654	$10,931	$11,702	$11,702

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)
	2008	2008	2008	2008	2007
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

QUARTERLY OTHER INCOME DETAIL

Trust department income	$5,291	$5,562	$5,824	$5,450	$5,896
Service charges on deposits	15,450	16,648	16,028	14,736	17,067
Credit card fees	11,667	12,084	12,146	11,157	12,012
ATM and other service fees	2,613	2,717	2,770	2,794	3,055
Bank owned life insurance income	2,451	3,139	3,217	3,201	3,283
Investment services and insurance	1,949	2,899	2,790	2,865	3,121
Investment securities gains (losses), net	1,555	—	47	524	1,122
Loan sales and servicing income	2,294	1,370	1,885	1,391	1,551
Gain on Visa Inc.	5,768	—	—	7,898	—
Other operating income	3,757	2,610	4,051	2,838	2,886

Total Other Income	$52,795	$47,029	$48,758	$52,854	$49,993

	2008	2008	2008	2008	2007
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

QUARTERLY OTHER EXPENSES DETAIL

Salaries, wages, pension and employee benefits	$46,991	$45,043	$44,364	$43,065	$43,087
Net occupancy expense	5,950	5,741	6,204	6,754	6,284
Equipment expense	6,139	5,962	5,842	6,194	6,239
Taxes, other than federal income taxes	1,463	1,714	1,701	1,702	1,274
Stationery, supplies and postage	2,458	2,347	2,242	2,325	2,388
Bankcard, loan processing and other costs	7,359	7,497	7,356	7,244	7,482
Advertising	1,863	2,476	2,489	2,666	2,989
Professional services	3,261	3,966	2,581	1,887	3,588
Telephone	978	956	994	1,019	1,006
Amortization of intangibles	87	86	177	223	222
Other operating expense	11,691	4,821	6,600	8,155	8,736

Total Other Expenses	$88,240	$80,609	$80,550	$81,234	$83,295

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail

(Unaudited)
(Dollars in thousands)	Quarters ended		Year ended
	December 31,		December 31,
	2008	2007	2008	2007
Allowance for loan losses — beginning of period	$102,007	$93,811	$94,205	$91,342
Loans charged off:
Commercial	5,591	2,969	16,318	7,856
Mortgage	1,025	958	4,696	5,026
Installment	7,276	4,745	24,740	18,343
Home equity	707	758	4,153	4,151
Credit cards	2,506	2,104	9,821	8,497
Leases	6	—	26	41
Overdrafts	821	234	2,634	234

Total	17,932	11,768	62,388	44,148

Recoveries:
Commercial	402	357	2,388	4,351
Mortgage	35	36	76	44
Installment	1,473	1,705	7,071	8,021
Home equity	125	182	851	1,265
Credit cards	376	390	1,831	1,842
Manufactured housing	77	71	247	323
Leases	7	43	104	286
Overdrafts	201	44	769	44

Total	2,696	2,828	13,337	16,176

Net charge-offs	15,236	8,940	49,051	27,972
Provision for loan losses	16,986	9,334	58,603	30,835

Allowance for loan losses — end of period	$103,757	$94,205	$103,757	$94,205

Average loans outstanding	$7,366,246	$6,951,544	$7,203,946	$6,971,464

Ratio to average loans:
(Annualized) net charge-offs	0.82%	0.51%	0.68%	0.40%

Provision for loan losses	0.92%	0.53%	0.81%	0.44%

Loans outstanding — period-end	$7,425,613	$7,001,886	$7,425,613	$7,001,886

Allowance for credit losses:	$110,345	$101,599	$110,345	$101,599

As a multiple of (annualized) net charge-offs	1.82	2.86	2.25	3.63

Allowance for loan losses:
As a percent of period-end loans outstanding	1.40%	1.35%	1.40%	1.35%

As a multiple of (annualized) net charge-offs	1.71	2.66	2.12	3.37